Exhibit 10.5
A. SCHULMAN, INC.
AMENDED AND RESTATED
2006 INCENTIVE PLAN
INSTRUCTIONS FOR COMPLETING 2011 WHOLE SHARE AWARD
AGREEMENT FOR NON-EMPLOYEE DIRECTORS
Code Sheet
The following codes are used in this Award Agreement and should be replaced using your computer’s “Replace” function.
VTA Grantee’s name (all capital letters)
JANUARY 12, 2011 Grant Date (all capital letters)
January 12, 2011 Grant Date (initial capital letters only)
Rand Torgler Person to contact for more information
(330) 668-7224 Contact’s telephone number, including area code
February 11, 2011 [reserved]
3,500 Number of whole Shares granted (insert only the number in Arabic numerals)
3550 West Market Street Contact’s street address
Akron OH 44333 Contact’s city, state and zip code
2011 Calendar year in which grant is made (e.g., 2011)

A. SCHULMAN, INC.
AMENDED AND RESTATED
2006 INCENTIVE PLAN
2011 WHOLE SHARE AWARD AGREEMENT GRANTED TO
VTA on JANUARY 12, 2011
A. Schulman, Inc. (“Company”) believes that its business interests are best served by extending to you an opportunity to earn additional compensation based on the growth of the Company’s business. To this end, the Company adopted, and its stockholders approved, the A. Schulman, Inc. Amended and Restated 2006 Incentive Plan (“Plan”) as a means through which non-employee directors like you may share in the Company’s success. Capitalized terms that are not defined herein shall have the same meanings as in the Plan.
This Award Agreement describes your Award and the terms and conditions of your Award. To ensure you fully understand these terms and conditions, you should:
•	Read the Plan carefully to ensure you understand how the Plan works;
•	Read this Award Agreement carefully to ensure you understand the nature of your Award and what you must do to earn it; and
•	Contact Rand Torgler at (330) 668-7224 if you have any questions about your Award.
Also, no later than February 11, 2011, you must return a signed copy of the Award Agreement to:
Rand Torgler
A. Schulman, Inc.
3550 West Market Street
Akron OH 44333
1.
Nature of Your Award. You have been granted a Whole Share Award consisting of the number of unrestricted Shares set forth in this Award Agreement. The terms and conditions affecting your Whole Share Award are described in this Award Agreement and the Plan, both of which you should read carefully.

a.	Grant Date: January 12, 2011.
b.	Number of Shares: You have been granted 3,500 unrestricted Shares.

2.	Miscellaneous.
a.
Governing Law. This Award Agreement will be construed in accordance with and governed by the laws (other than laws governing conflicts of laws) of the State of Ohio, except to the extent that the Delaware General Corporation Law is mandatorily applicable.

b.
Other Agreements. Also, your Shares will be subject to the terms of any other written agreements between you and the Company or a Related Entity to the extent that those other agreements do not directly conflict with the terms of the Plan or this Award Agreement.

*****
You may contact Rand Torgler at the address or number given below if you have any questions about your Award or this Award Agreement.
*****
Your Acknowledgment of Award Conditions
Note: You must sign and return a copy of this Award Agreement to Rand Torgler at the address given below no later than February 11, 2011.
By signing below, I acknowledge and agree that:
•	A copy of the Plan has been made available to me;
•	I consent to the terms and conditions of the Plan and this Award Agreement.
•	I must return a signed copy of this Award Agreement to the address shown below by February 11, 2011.

VTA	A. SCHULMAN, INC.

By:
(signature)

Date signed:		Date signed:

A signed copy of this Award Agreement must be sent to the following address no later than February 11, 2011:
Rand Torgler
A. Schulman, Inc.
3550 West Market Street
Akron OH 44333
(330) 668-7224

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